Exhibit 32.2

CERTIFICATIONS PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
In connection with the Quarterly Report of AG Twin Brook BDC, Inc., a Delaware corporation (the “Company”), on Form 10-Q for the quarter ended September 30, 2020, as filed with the Securities and Exchange Commission (the “Report”), Vishal Sheth, Chief Financial Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Vishal Sheth
Vishal Sheth
Chief Financial Officer and Treasurer
November 12, 2020